                                                                   EXHIBIT 99.2

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED SEPTEMBER __, 1997)

                                 $-------------
                     UNION PLANTERS MORTGAGE FINANCE CORP.
                  COLLATERALIZED MORTGAGE BONDS, SERIES 199_-_

     Union Planters Mortgage Finance Corp. (the "Depositor") will issue $___________ aggregate principal amount of Collateralized Mortgage Bonds, Series 199_-_, designated as the Class __ Bonds, the Class __ Bonds and the Class __ Bonds (collectively, the "Bonds"). The Bonds will be issued pursuant to an indenture dated as of ______________ 1, 199_ (the "Indenture") between the Depositor and ___________, as Trustee (the "Trustee"). [Trust Agreement, Owner Trustee if Owner Trust structure]

     The Trust Fund will consist of certain [adjustable rate] [fixed rate] first lien residential loans made or to be made in the future (the "Mortgage Loans") secured by first deeds of trust or mortgages on one- to four-family residential properties, the collections in respect of such Mortgage Loans, mortgage participation interests or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans ("MBS"), and/or mortgage-related securities issued or guaranteed by the United States, agencies or instrumentalities thereof or agencies created thereby (the "Agency Securities") or a combination of Mortgage Loans, MBS and/or Agency Securities (collectively, the "Assets"). [The Bonds will represent indebtedness of the [Depositor][Trust Fund].] [Credit Support, if any.]

     Payments of principal of and interest on the Bonds will be made on the _________ day of each month or, if such date is not a Business Day, then on the succeeding Business Day (each a "Payment Date"), commencing on ________, 199_ to the extent described herein. Interest will accrue on the Class __ and Class
__ Bonds at a rate (the "Interest Rate") equal to ___% per annum from the Closing Date to the first Payment Date and at [a floating rate equal to [Index] (as defined herein) plus ___% per annum, subject to a cap of __% per annum] [___% per annum] thereafter.

     Prospective investors in the Bonds should consider, among other things, certain risks set forth under the caption "Risk Factors" herein on page __ and in the Prospectus on page __.

          THESE BONDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK
    AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                           OTHER GOVERNMENTAL AGENCY.

                              --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.]

                          ----------------------------

     It is a condition to the issuance of the Bonds that [Rating Agencies] rate
(i) the Class __ Bonds at least "___," (ii) the Class __ Bonds at least "__," and (iii) the Class __ Bonds at least "___."

                     Original                    Class                     Weighted                    Stated
                     Principal                 Interest                 Average Life at               Maturity
                    Amount (1)                   Rate                    Pricing Speed                  Date
                    ----------------------------------------------------------------------------------------
Class __                                                                      years
Class __                                                                      years
Class __                                                                      years

---------------------

(1) Subject to a permitted variance of plus or minus 5% for each Class, depending on the Mortgage Loans actually pledged to secure the Bonds.

     The Bonds offered hereby will be purchased by ____________________ [and ] ([collectively,] the "Underwriter") from the Depositor and will, in each case, be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds to the Depositor from the sale of the Bonds are expected to be $_____________ before deducting expenses payable by the Depositor in the amount of $_______.

     The Bonds are offered subject to prior sale and subject to the Underwriter's right to reject orders in whole or in part. [It is expected that the Bonds will be delivered in book-entry form through the facilities of the Depository Trust Company on or about _______, 199_.]

                              --------------------

     Each Series of Bonds offered hereby constitute part of a separate Series of Securities being offered by Union Planters Mortgage Finance Corp. from time to time pursuant to its Prospectus dated September __, 1997. This Prospectus Supplement does not contain complete information about the offering of the Bonds. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Bonds may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                              --------------------

                                 [UNDERWRITER]

_______________, 199_

     THE BONDS OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF BONDS ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED SEPTEMBER __, 1997, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE BONDS MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                                                 TABLE OF CONTENTS
                                                                                                               PAGE
                                               PROSPECTUS SUPPLEMENT
Summary..........................................................................................................S-
Risk Factors.....................................................................................................S-
Description of the Assets........................................................................................S-
Description of the Servicing Agreement...........................................................................S-
Description of the Bonds.........................................................................................S-
Certain Yield, Prepayment and Maturity
  Considerations.................................................................................................S-
The Depositor....................................................................................................S-
The Indenture....................................................................................................S-
The Trustee......................................................................................................S-
Use of Proceeds..................................................................................................S-
Underwriting      ...............................................................................................S-
ERISA Considerations.............................................................................................S-
Legal Investment.................................................................................................S-
Legal Matters....................................................................................................S-
Rating...........................................................................................................S-

                                                    PROSPECTUS

Prospectus Supplement..............................................................................................
Available Information..............................................................................................
Incorporation of Certain Information by Reference..................................................................
Summary of Prospectus      ........................................................................................
Risk Factors.......................................................................................................
Description of the Trust Funds.....................................................................................
Yield Considerations...............................................................................................
The Depositor......................................................................................................
Description of the Offered Securities..............................................................................
Description of the Agreements......................................................................................
Description of Credit Support......................................................................................
Insurance Policies on the Mortgage Loans...........................................................................
Certain Legal Aspects of Mortgage Loans............................................................................
Use of Proceeds   .................................................................................................
Federal Income Tax Consequences....................................................................................
State Tax Considerations...........................................................................................
ERISA Considerations...............................................................................................
Legal Investment...................................................................................................
Plan of Distribution...............................................................................................

Legal Matters......................................................................................................
Financial Information..............................................................................................
Ratings............................................................................................................
Glossary...........................................................................................................

                             ----------------------

     UNTIL NINETY DAYS FROM THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED BONDS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITER AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

     No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement and the accompanying Prospectus in connection with the offer contained in this Prospectus Supplement and the accompanying Prospectus, and, if given, such information or representations must not be relied upon as having been authorized by the Depositor or the Underwriter. This Prospectus Supplement and the accompanying Prospectus shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this Prospectus Supplement and the accompanying Prospectus at any time does not imply that the information herein is correct as of any time subsequent to the date hereof.

     There will be no application to list the Bonds on any exchange, although the Underwriter intends to make a secondary market in the Bonds, it has no obligation to do so. There is currently no secondary market for the Bonds and there can be no assurance that a secondary market for the Bonds will develop, or if it does develop, that it will continue to exist or provide sufficient liquidity.

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE BONDS. FOR A DESCRIPTION OF THESE ACTIVITIES. SEE "UNDERWRITING" HEREIN.

     [The Class __ Bondholders will have the benefit of a [PARTICULAR ITEM OF CREDIT SUPPORT] provided by [PROVIDER]. The ____________ will [not] be available to support other Classes of Bonds. See "Description of the Bonds - Credit Support" herein.]

     The Depositor may sell from time to time under this Prospectus Supplement and the Prospectus and other related prospectus supplements up to $______________ in aggregate principal amount of Securities, issuable in Series. As of the date of this Prospectus Supplement, the Depositor has publicly sold or committed to sell $___________ in aggregate principal amount of Securities, including the Bonds.

                             ----------------------

     [The Depositor has filed with the Securities and Exchange Commission certain materials relating to the Assets and the Bonds on Form 8-K. Such materials have been prepared by the Underwriter for certain prospective investors, and the information included in such materials is subject to, and superseded by, the information set forth in this Prospectus Supplement.]

                                    SUMMARY

     The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement or in Glossary in the Prospectus.

Depositor.............................  Union Planters Mortgage Finance Corp., a
                                        Delaware corporation (the "Depositor"),
                                        a direct, wholly-owned finance
                                        subsidiary of Union Planters National
                                        Bank, a national banking association.
                                        The principal executive offices of the
                                        Depositor are located at 7130 Goodlett
                                        Farms Parkway, Cordova, Tennessee 38018.
                                        See "The Depositor" herein and in the
                                        Prospectus.

Securities Offered..................... Collateralized Mortgage Bonds, Series
                                        199_-_ (the "Bonds"). Each Bond
                                        represents the right to receive payments of interest at the Interest Rate described below, payable [monthly], and payments of principal at such time and to the extent provided herein.



                                                                Interest            Original
                                                                  Rate          Principal Amount
                                                              ----------------------------------
                                         Class __ Bonds
                                         Class __ Bonds
                                         Class __ Bonds

Master Servicer........................ [Union Planters National Bank, a
                                        national banking association] (the
                                        "Master Servicer"). The Master Servicer
                                        will service the Assets pursuant to a
                                        Servicing Agreement dated _________1,
                                        199_ between the Depositor and the
                                        Master Servicer (the "Servicing
                                        Agreement").

Indenture.............................. The Bonds will be issued pursuant to an indenture dated as of __________ 1, 199_
                                        (the "Indenture") between the Depositor
                                        and the Trustee.

[Trust Agreement....................... The [Owner Notes] will be issued pursuant to a Trust Agreement dated as
                                        of __________ 1, 199_ (the "Trust
                                        Agreement") between ____________ and the
                                        Owner Trustee.]

Trustee................................ ___________________ (in such capacity, the "Trustee").

[Owner Trustee......................... ___________________ (in such capacity, the "Owner Trustee").]

The Assets............................. The Trust Fund securing the Bonds will include: a pool of [adjustable] [fixed]
                                        rate first lien residential loans (the
                                        "Mortgage Loans"), and secured primarily by first [deeds of trust] [mortgages] on one- to four-family residential properties (the "Mortgaged Properties"); the collections in respect of the

                                        Mortgage Loans received after the
                                        Cut-Off Date; property securing the
                                        Mortgag Loans that has been acquired by
                                        foreclosure or deed in lieu of
                                        foreclosure; [Credit Support, if
                                        any][Liquidity Facilities, if any]; a
                                        pledge of the Depositor's rights under
                                        the Purchase Agreement; rights under
                                        certain hazard insurance policies
                                        covering the Mortgaged Properties;
                                        [mortgage participation interests or
                                        other mortgage-backed securities
                                        evidencing interests in or secured by
                                        Mortgage Loans ("MBS")], [and/or
                                        mortgage-related securities issued or
                                        guaranteed by the United States,
                                        agencies or instrumentalities thereof or agencies created thereby (the "Agency Securities")][or a combination of Mortgage Loans, MBS and/or Agency Securities] (collectively, the
                                        "Assets").

                                        The Trust Fund will include the unpaid
                                        principal balance of each Asset as of
                                        the Cut-Off Date (the "Cut-Off Date
                                        Principal Balance") [plus any additions
                                        thereto as a result of new advances made pursuant to the applicable Loan Agreement (the "Additional Balances") during the life of the Trust Fund]. With respect to any date, the "Pool Balance" will be equal to the aggregate of the principal balances of all Assets as of such date. The "Principal Balance" of an Asset (other than a Liquidated Asset) on any day is equal to its Cut-Off Date Principal Balance[, plus (i) any Additional Balances in respect of such Assets], minus [(ii)] all collections credited against the Principal Balance of such Asset in accordance with the related Loan Agreement prior to such day. The Principal Balance of a Liquidated Asset after the final recovery of related Liquidation Proceeds shall be zero.

                                        [The Assets will have an aggregate
                                        principal balance as of the Cut-off Date of $_________ and individual principal balances at origination of at least $______________ but not more than
                                        $__________, with an average principal
                                        balance at origination of approximately
                                        $_________. The Assets will have terms
                                        to maturity from the date of origination or modification of not more than ____ years, and a weighted average remaining term to maturity of approximately _____ months as of the Cut-off Date. The Assets will bear interest at Asset Rates of at least _____% per annum but not more than _____% per annum, with a weighted average Asset Rate of approximately ____% per annum as of the Cut-off Date. The Assets will be acquired by the Depositor on or before the Closing Date [Pre-Funding, if any]. In connection with its acquisition of the Assets, the Depositor will be assigned (and will in turn assign to the Trustee for the benefit of the holders of the Bonds) certain rights in respect of representations and warranties described herein that were made by the Asset Seller.]

                                        [_____ of the Assets, representing
                                        _____% of the Assets by aggregate
                                        principal balance as of the Cut-off
                                        Date, provide for scheduled payments of
                                        principal and/or interest ("Payments")
                                        to be due on the _____ day of [each
                                        month]; the remainder of the Assets
                                        provide for Payments to be due on
                                        [identify day or days] of [each month]
                                        (the date in [any month] on which a
                                        Payment on an Asset Loan is first due,
                                        the "Due Date"). [The rate per annum at
                                        which interest accrues on each Asset is
                                        subject to adjustment on specified Due
                                        Dates (each such date, an "Interest Rate
                                        Adjustment Date") by adding a fixed
                                        percentage amount (a "Gross Margin") to
                                        the value of the then-applicable Index
                                        (as described below) subject, in the
                                        case of substantially all of the Assets, to limitations on the periodic adjustment of the related Asset Rate, and to maximum and minimum lifetime Asset Rates, as described herein. ___ of the Assets, representing ___% of the Assets by aggregate principal balance as of the Cut-off Date, provide for Interest Rate Adjustment Dates to occur [monthly]; the remainder of the Assets provide for adjustments to the Asset Rate to occur quarterly, semi-annually or annually. [Each of the Assets provides for an initial fixed interest rate period;] of the Assets, representing _____% of the Assets by aggregate principal balance as of the Cut-off Date, have not yet experienced their first Interest Rate Adjustment Date. The latest initial Interest Rate Adjustment Date for any Asset is scheduled to occur on ________.]]

                                        [The amount of the Payment on each Asset is also subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding principal balance of the Assets over its then remaining amortization schedule and pay interest at the applicable Asset Rate, subject, in the case of several Assets, to payment caps, which limit the amount by which the Payment may adjust on any Payment Adjustment Date as described herein. _______ of the Assets, representing __% of the Assets (by aggregate principal balance as of the Cut-off Date, provide for Payment Adjustment Dates to occur annually, while the remainder of the Assets provide for adjustments of the Payment to occur monthly, quarterly or semi-annually.]

                                        [__ Assets, representing ____% of the
                                        Assets by aggregate principal balance as of the Cut-off Date, provide for monthly payments of principal based on amortization schedules significantly longer than the remaining term of such Assets, thereby leaving substantial outstanding principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.]

                                        [Assets included in the Trust Fund may
                                        be one or more months delinquent with
                                        regard to payment of principal and
                                        interest at the time of their deposit
                                        into the Trust Fund.] [The Mortgage
                                        Loans contain (i) __ Mortgage Loans,
                                        representing ____% of the Assets by
                                        aggregate principal balance as of the

                                        Cut-off Date, that, as of the Cut-off
                                        Date, have more than 12 scheduled
                                        payments of principal and interest past
                                        due under the terms of the related
                                        Mortgage Note (each, a "Non-Performing
                                        Mortgage Loan"), (ii) __ Mortgage Loans, representing ____% of the Assets by aggregate principal balance as of the Cut-off Date, that, as of the Cut-off Date, have more than three but less than twelve 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Sub-Performing Mortgage Loan"), and (iii) __ Mortgage Loans, representing ____% of the Assets by aggregate principal balance as of the Cut-off Date, that have had more than three scheduled payments of principal and interest past due under the terms of the related Mortgage Note one or more times during the term of the related Mortgage Loan, but at the related Cut-off Date for the Series is current in payment (each, a "Reinstated Mortgage Loan").]

                                        The Assets with respect to any Series
                                        may be guaranteed or insured with
                                        respect to payment of interest and/or
                                        principal by the United States, agencies or instrumentalities thereof or created thereby, state or local governments, agencies or instrumentalities, or private insurance providers. [Disclose particular insurance providers]

                                        [Title and issuer of underlying MBS and
                                        Agency Securities, if any, including
                                        amount deposited or pledged, amount
                                        originally issued, maturity date,
                                        interest rate, [redemption provisions],
                                        description of other material terms.]

                                        For a further description of the Assets, see "Description of the Assets" herein.

[The Indices........................... As of any Interest Rate Adjustment
                                        Date, the Index used to determine the
                                        Asset Rate on [each][identify certain]
                                        Asset will be the ____________. See
                                        "Description of the Assets -- The
                                        Indices" herein.]

[Conversion of Mortgage Loans.......... Approximately __% of the Mortgage
                                        Loans (by aggregate principal balance as of the Cut-off Date) (the "Convertible Mortgage Loans") provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate, provided that certain conditions have been satisfied. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate, and prior to the conversion of any such Mortgage Loan, the related Warrantying Party (as defined herein) will be obligated to purchase the Converting Mortgage Loan (as defined herein) at the Conversion Price (as defined herein). [In the event of a failure by a Sub-Servicer to purchase a "Converting Mortgage Loan"], the Master Servicer is required to use its best efforts to purchase such Converted Mortgage Loan (as defined herein) from the Trust Fund at the Conversion Price during the one-month period following the date of conversion.] In the event that neither the related Warrantying Party nor the Master Servicer purchases a Converting or Converted Mortgage Loan, the Trust Fund will thereafter include both fixed-rate and adjustable-rate Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.]

Collections............................ All collections on the Assets will be allocated by the Master Servicer in
                                        accordance with the Loan Agreements
                                        between amounts collected in respect of
                                        interest ("Interest Collections") and
                                        amounts collected in respect of
                                        principal ("Principal Collections" and
                                        collectively with Interest Collections,
                                        the "Collections"). The Master Servicer
                                        will generally deposit Collections
                                        distributable to the Bondholders in an
                                        account established for such purpose
                                        under the Servicing Agreement (the
                                        "Collection Account"). See "Description
                                        of the Bonds -- Payments on Assets;
                                        Deposits to Collection Account" herein.

Description of the Bonds

    A.   Principal Payments
           on the Bonds................ On each Payment Date, the Principal
                                        Distribution Amount will be applied, to
                                        the extent of the Available Distribution
                                        Amount, to pay principal on the Bonds
                                        until they are paid in full. The
                                        allocation of the Principal Distribution
                                        Amount for each Payment Date to each
                                        Class of Bonds is described herein under "Description of the Bonds -
                                        Distributions." Principal payments to a
                                        Class will be made to the Holders of the Bonds of such Class pro rata in the proportion that the aggregate outstanding Security Principal Balance of each Bond of such Class bears to the aggregate outstanding Security Principal Balance of all Bonds of such Class. See "Description of the Bonds" herein.

                                        [Payments of principal to the Holders of the Subordinate Bonds on any Payment Date are subordinate to and will be made only after the payment in full of (i) all interest and principal due on the Senior Bonds and (ii) all interest due on the Subordinate Bonds.]

                                        As to any Payment Date, the "Due Period" is the calendar month preceding the month of such Payment Date.

                                        "Liquidation Loss Amount" means with
                                        respect to any Liquidated Asset, the
                                        unrecovered Principal Balance thereof at the end of the related Due Period in which such Asset became liquidated after giving effect to the Net Liquidation Proceeds in connection therewith.

    B.   Interest Payments on
           the Bonds and
           Interest Rate............... Interest will accrue on the unpaid
                                        Security Principal Balance of the Bonds
                                        at the per annum rate (the "Interest
                                        Rate") equal to ___% per annum from the
                                        Closing Date to the first Payment Date
                                        and thereafter interest will accrue on
                                        the Bonds from and including the
                                        preceding Payment Date to but excluding
                                        such current Payment Date (each, an
                                        "Interest Accrual Period") at [a
                                        floating rate equal to [Index] plus
                                        ___%, subject to a cap of __% per annum]
                                        [___%]. [Interest will be computed on
                                        the basis of a 360 day year consisting
                                        of 12 months of 30 days each.] [Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.] A failure to pay interest on any Bonds on any Payment Date that continues for five days constitutes an Event of Default under the Indenture. See "Description of the Bonds -- Interest" herein.

    C.   Payment Date.................. The ____ day of each month or, if such day is not a Business Day, the next
                                        succeeding Business Day, commencing with
                                        _______, 199_.

    D.   Record Date................... The Record Date for each Payment Date is [the last Business Day of the month
                                        preceding the month in which the related
                                        Payment Date occurs ](each, a "Record
                                        Date"). See "Description of the Bonds"
                                        herein.

    E.   Final Scheduled
           Payment Dates............... To the extent not previously paid, the
                                        Security Principal Balance of the Bonds
                                        will be due on the Payment Date in
                                        _______, 20__. Failure to pay the full
                                        Security Principal Balance of Bonds on
                                        or before the applicable final scheduled payment dates constitutes an Event of Default under the Indenture.

    F.   Form and Registration......... The Bonds will initially be delivered in book-entry form ("Book-Entry Bonds").
                                        Holders of the Bonds may elect to hold
                                        their interests through The Depository
                                        Trust Company ("DTC"). Transfers within
                                        DTC will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Bonds are Book-Entry Bonds, such Bonds will be evidenced by one or more securities registered in the name of Cede & Co. ("Cede"), as the nominee of DTC. The Bonds will initially be registered in the name of Cede. The interests of such Holders will be represented by book entries on the records of DTC and participating members thereof. No Holder of a Bond will be entitled to receive a definitive note representing such person's interest, except in the event that Bonds in fully registered, certificated form ("Definitive Bonds") are issued under the limited circumstances described in "Description of the Offered Securities" in the Prospectus. All references in this Prospectus Supplement to Bonds reflect the rights of Holders of such Bonds only as such rights may be exercised through DTC and its participating organizations for so long as such Bonds are held by DTC.

    G.   Denominations................. The Bonds will be issued [on the book-
                                        entry records of DTC and its
                                        Participants] [in registered, certified
                                        form] in minimum denominations of
                                        $_______ and integral multiples of
                                        $_____ in excess thereof[, with one Bond of such class evidencing an additional amount equal to the remainder of the Bond Balance thereof].

Servicing.............................. The Master Servicer will be responsible for servicing, managing and making
                                        collections on the Assets. On the
                                        ________ Business Day, but no later than the ________ calendar day, of each month (the "Determination Date"), the Master Servicer will calculate, and instruct the Trustee regarding, the amounts to be paid, as described herein, with respect to the related Due Period to the Holders. See "Description of the Bonds" herein. The Master Servicer will receive a monthly servicing fee in the amount of ____% per annum (the "Servicing Fee Rate"), of the related Pool Balance and certain other amounts, as servicing compensation from the Trust Fund. See "Servicing of Assets -- Servicing Compensation and Payment of Expenses" herein. In certain limited circumstances, the Master Servicer may resign or be removed, in which event either the Trustee or a third-party servicer will be appointed as successor Master Servicer. See "Servicing of the Loans --Certain Matters Regarding the Master Servicer" and "Description of the Agreements -- Events of Default" and "-- Rights Upon Event of Default" in the Prospectus.

[Advances.............................. The Master Servicer is obligated as part of its servicing responsibilities
                                        to make certain advances that in its
                                        good faith judgment it deems recoverable with respect to delinquent scheduled payments on Assets. [The Master Servicer also is obligated to advance delinquent payments of taxes, insurance premiums and escrowed items, as well as liquidation-related expenses with respect to Assets.] Neither the Depositor nor any of its affiliates has any responsibility to make such advances. Advances made by a Master Servicer are reimbursable generally from subsequent recoveries in respect of such Assets. [The Trustee is obligated to make any such Advance if the Master Servicer fails in its obligation to do so, to the extent provided in the Pooling and Servicing Agreement. See "Description of the Bonds - Advances" herein and "Description of the Offered Certificates - Advances in Respect of Delinquencies" in the Prospectus.]

Optional Termination................... The Depositor may, at its option, redeem a Class or Classes of Bonds in
                                        whole, but not in part, on any Payment
                                        Date (i) on or after _________________,
                                        or (ii) on the date on which,
                                        after taking into account payments of
                                        principal to be made on such Payment
                                        Date, the aggregate outstanding
                                        principal balance of the Bonds is less
                                        than [35]% of the initial aggregate
                                        Security Principal Balance of the Bonds.
                                        Such redemption will be paid in cash at
                                        a price equal to 100% of the aggregate
                                        outstanding Security Principal Balance
                                        of the Class of Bonds so redeemed, plus
                                        accrued and unpaid interest through the
                                        day preceding the final Payment Date. At the option of the Depositor, an optional redemption of a Class of Bonds can be effected without retiring such Class of Bonds so that the Depositor has the ability to own or resell such Class of Bonds. Upon redemption and retirement of all of the Bonds, the Assets securing those Bonds may be released from the lien of the Indenture. See "Description of the Bonds -- Optional Termination" herein and "Description of the Offered Securities -- Termination" in the Prospectus.

Credit Support......................... [Disclose Credit Support, if any.]

Liquidity Facility..................... [Disclose Liquidity Facility, if any.]

Federal Income Tax
  Consequences......................... Based on the facts as they currently exist, the Bonds will be taxable debt
                                        obligations under the Internal Revenue
                                        Code of 1986, as amended (the "Code")
                                        and interest paid or accrued thereon,
                                        including any original issue discount,
                                        will be taxable to Bondholders. No
                                        election will be made to treat the
                                        Depositor, the Trust Fund, the Assets,
                                        or the arrangement by which the Bonds
                                        are issued as a real estate mortgage
                                        investment conduit or a financial asset
                                        securitization investment trust.
                                        Interest income (including original
                                        issue discount and market discount) will accrue on the Bonds as described in "Federal Income Tax Consequences" in the Prospectus. The Bonds may be issued with original issue discount for federal income tax purposes. See "Federal Income Tax Consequences --- Original Issue Discount" in the Prospectus. In determining the rate of accrual of original issue discount and market discount, if any, on the Bonds, Bondholders should use a prepayment assumption of [ %] [CPR] [SPA]. No representation is made, however, as to the rate at which prepayments on the Assets actually will occur.

Legal Investment....................... The Class __ and Class __ Bonds will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations.
                                        Accordingly, the Class __ and Class __
                                        Bonds will be legal investments for
                                        certain entities to the extent provided
                                        in SMMEA, subject to state laws
                                        overriding SMMEA. A number of states
                                        have enacted legislation
                                        overriding the legal investment
                                        provisions of SMMEA. See "Legal
                                        Investment" herein and in the
                                        Prospectus.

                                        [THE SUBORDINATE BONDS WILL NOT
                                        CONSTITUTE "MORTGAGE RELATED SECURITIES"
                                        FOR PURPOSES OF SMMEA BECAUSE SUCH
                                        CLASSES ARE NOT RATED IN ONE OF THE TWO
                                        HIGHEST RATING CATEGORIES BY A
                                        NATIONALLY RECOGNIZED STATISTICAL RATING
                                        ORGANIZATION.]

                                        The Depositor makes no representations
                                        as to the proper characterization of any Class of the Bonds for legal investment or other purposes, or as to the legality of investment by particular investors in any Class under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any Class. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining to what extent the Bonds are subject to investment, capital or other restrictions. See "Legal Investment" herein and in the Prospectus.

ERISA.................................. It is anticipated that the Bonds will be treated as debt for state law
                                        purposes. Accordingly, a purchaser
                                        subject to the Employee Retirement
                                        Income Security Act of 1974, as amended
                                        ("ERISA"), should not be treated as
                                        having acquired a direct interest in the Assets by reason of its purchase of a Bond. However, fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to ERISA, or corresponding provisions of the Code ("Plans") should review carefully with their legal advisors whether the purchase or holding of the Bonds still could give rise to a transaction that is prohibited under ERISA or the Code. Certain prohibited transaction exemptions may be applicable to certain Classes of the Bonds as described herein. See "ERISA
                                        Considerations" herein and in the
                                        Prospectus.

Rating................................. It is a condition to the issuance of the Bonds that each Class of Bonds
                                        receive the ratings specified for such
                                        Class on the cover page hereof. A
                                        security rating is not a recommendation
                                        to buy, sell or hold securities and may
                                        be subject to revision or withdrawal at
                                        any time by the assigning rating
                                        organization. A security rating does not represent any assessment of the likelihood of principal prepayments on the Assets or of the degree to which the rate of such prepayments might differ from those originally anticipated. Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

                                        The Depositor has not requested a rating of the Bonds from any rating agency other than _________________ [and
                                        __________________]. However, there can
                                        be no assurance as to whether any other
                                        rating agency will rate the Bonds, or if one does, what rating would be assigned by such rating agency.

                                  RISK FACTORS

     Prospective investors should consider, among other things, the following factors in connection with an investment in any of the Bonds:

     Bondholders Have Recourse Only to Trust Assets Pledged to Secure the Bonds. The Bonds will not be insured or guaranteed by any governmental entity or by the Depositor, the Master Servicer, the Trustee or any affiliate of the foregoing or by any other person. The Bondholders will have no recourse to the Depositor in the event of a default on the Bonds, and each Bondholder will be deemed to have agreed by the acceptance of its Bond not to file a bankruptcy petition or commence similar proceedings in respect of the Depositor. The Trust Assets pledged to secure the Bonds will be the only source for payments on the Bonds.

     The Weighted Average Life of The Bonds Is Uncertain. The rate and timing of principal payments on the Bonds will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Assets due to a breach of representation and warranty) on the Assets. The rate at which principal prepayments occur on the Assets will be affected by a variety of factors, including, without limitation, the terms of the Assets, the level of prevailing interest rates, the availability of mortgage credit and economic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Asset Rates on the Assets, such Assets are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Assets. [The rate of principal payments on the Bonds will correspond to the rate of principal payments on the Assets and is likely to be affected by the Lock-out Periods and Prepayment Premium provisions applicable to the Assets and by the extent to which the Master Servicer is able to enforce such provisions. Assets with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without such provisions, with shorter lock-out periods or with lower prepayment premiums.] [As is the case with mortgage-backed securities generally, the Bonds are subject to substantial inherent cashflow uncertainties because the Mortgage Loans may be prepaid at any time.]

     The Yield of the Bonds will be Affected by Circumstances beyond the Depositor's Control. The yield to maturity on the Bonds will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Assets due to a breach of representation and warranty) on the Assets and the allocation thereof to reduce the Security Principal Balance of such Classes. [The yield to maturity on the Class __ Bonds will also depend on changes in the applicable Index and the effect of any maximum lifetime Asset Rate, minimum lifetime Asset Rate, Payment Cap and Periodic Rate Cap, as applicable.] The yield to investors on the Class
__ Bonds will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Assets, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments.

     In general, if a Bond is purchased at a premium and principal distributions thereon generally occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Bond is purchased at a discount and principal distributions thereon generally occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

     [Because [certain of] the Assets are adjustable rate instruments, the Asset Rates and periodic payments can be expected to increase in a rising interest rate environment, perhaps without a corresponding increase in the related Mortgagors' income. In such event, the Mortgagor's ability to make payments may be impaired, and a Mortgagor payment default would be more likely to occur.]

     [Non-Performing Mortgage Loans, Sub-Performing Mortgage Loans and Reinstated Mortgage Loans Create Risks That Bondholders May Not Recover Their Initial Investment And May Adversely Affect Yield. The Assets include Non-Performing Mortgage Loans, Sub-Performing Mortgage Loans and Reinstated Mortgage Loans. Repayment of the principal amount of the Offered Securities is dependent, in large part, upon the ability of the Master Servicer to cause such Mortgage Loans to become or remain current in payment, to sell or foreclose upon such Mortgage Loans or to acquire title to the Mortgaged Properties by other means and to liquidate the related REO Properties. There can be no assurance as to whether the Master Servicer will be successful in such efforts or as to the timing thereof. The ability of the Master Servicer to sell an REO Property will depend upon its ability to find a willing purchaser at a price acceptable to the Master Servicer, subject to certain guidelines. In addition, certain rights of redemption in various states may limit or prevent the Master Servicer from selling an REO Property at what would otherwise be an appropriate time for sale.

     All Non-Performing Mortgage Loans, Sub-Performing Mortgage Loans and Reinstated Mortgage Loans are insured by a governmental agency. There is no obligation on the part of the Depositor, the Master Servicer or any other person to repurchase or replace any Mortgage Loan.

     Certain Mortgage Loans may be non-recourse loans or loans for which recourse may be restricted or unenforceable, or as to which recourse may be had only against the specific Mortgaged Property and such other assets, if any, as have been pledged to secure the related Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the Mortgagor and his assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value, if any, of the related Mortgaged Property. The ability of the Master Servicer to liquidate any Mortgaged Property or REO Property, and the liquidation value thereof, may be adversely affected by risks generally incident to interests in real property, including changes or weakness in general or local economic conditions, declines in real estate values, the volume of other similar properties for sale, adverse changes in interest rates, real estate and personal property tax rates, energy costs and other expenses, environmental concerns, acts of God, and other factors that are beyond the Master Servicer's control.]

     [Credit Risk from Subordination of the Subordinate Bonds to the Senior Bonds. Payments of principal of and interest on the Assets will be available to make distributions on the Subordinate Bonds only after required distributions have been made on the Senior Bonds. Further, all realized losses on the Assets generally will be allocated to the Subordinate Bonds prior to being allocated to the Senior Bonds. Realized losses on the Assets in excess of the available Credit Support will adversely affect the yield on the Bonds.]

     The Master Servicer's Ability to Realize on Assets May Be Limited by Applicable State Law. A variety of factors may limit the Master Servicer's ability to repossess or foreclose on and liquidate the Mortgaged Properties securing the Assets or may limit the amount realized upon any such liquidation to less than the amount due under the related Asset. See "Certain Legal Aspects of Mortgage Loans" in the Prospectus.

[The following two paragraphs will be included in the event any of the Mortgage Loans are acquired from the Resolution Trust Corporation:]

     [Troubled Mortgage Loan Originators Create Risks to Bondholders. [Certain][The] Mortgage Loans were originated or purchased by the [Originating Institutions], each of which is subject to an RTC receivership. It is possible that the financial difficulties experienced by the [Originating Institutions] may have adversely affected either or both of (i) the standards and procedures pursuant to which the Mortgage Loans were originated or purchased by such [Originating Institutions] and (ii) the manner in which such Mortgage Loans have been serviced prior to assumption of servicing responsibilities by the Master Servicer. The Mortgage Loans will be acquired by the Depositor on or before the Closing Date from the Asset Seller, which acquired the Mortgage Loans from the RTC in its capacity as receiver of each of the associations pursuant to a certain mortgage loan sale agreement, dated ______, 199_ (as amended, the "Loan Sale Agreement"). Pursuant to the Loan Sale Agreement, the RTC as receiver of the [Originating Institutions], has made certain representations and warranties regarding the Mortgage Loans and is obligated to cure such breaches or repurchase those Mortgage Loans as to which there is a breach of such representations and warranties. The RTC repurchase price for the Mortgage Loans is par plus accrued interest at the related Mortgage Rate[,except in the case of Mortgage Loans as to which a repurchase for a breach of the representation and warranty relating to certain environmental matters would be accomplished at a price that initially is discounted but increases to par over approximately __ years]. The RTC, acting in its corporate capacity, has guaranteed such obligations of the RTC, acting in its capacity as receiver. The agreement pursuant to which such guarantee was made by the RTC is hereinafter referred to as the "Guarantee Agreement".]

     [Limited Information is Available with respect to Certain Mortgage Loans. The information set forth in this Prospectus Supplement with respect to the Mortgage Loans is derived from books and records of the [Originating Institutions], as well as a limited review of the credit and legal files relating to the Mortgage Loans. Accordingly, available information does not permit the Depositor to determine fully the origination, credit appraisal and underwriting practices of the originators of the Mortgage Loans. Furthermore, it is possible that this Prospectus Supplement does not contain material information regarding the Mortgage Loans that would have been disclosed if the structure and personnel of the [Originating Institutions] had not been affected by such institutions having been placed in receivership. While the Depositor has undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Bonds, the Mortgage Loans have not been "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan.]

     [Concentration of Mortgage Loans May Create Risks to Bondholders. Approximately ___% of the Mortgage Loans are secured by properties located in the State of ____________. Accordingly, for a large percentage of the Mortgage Loans, a Mortgagor's ability to make mortgage payments and residential housing prices are more dependent on the local economy in ______________. As a consequence, Losses on the Mortgage Loans may exceed those that might be incurred were the pool of Mortgage Loans more geographically dispersed.]

     Bonds Issued in Book-Entry Form May Create Liquidity Risks to Bondholders. Issuance of the Bonds in book-entry form may reduce the liquidity of such Bonds in the secondary trading market because investors may be unwilling to purchase Bonds for which they cannot obtain physical securities. See "Description of the Bonds --Book-Entry Registration" herein.

     Because transactions in the Bonds can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a Bondholder to pledge a Bond to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such Bonds, may be limited due to lack of a physical security representing the Bonds. See "Description of the Bonds--Book-Entry Registration" herein.

     Bondholders may experience some delay in their receipt of distributions of interest and principal on the Bonds because such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein) which will thereafter credit them to the accounts of Bondholders either directly or indirectly through indirect participants. See "Description of the Bonds -- Book-Entry Registration" herein.

                           DESCRIPTION OF THE ASSETS

GENERAL

     The Trust Fund will consist primarily of [___ [conventional], [fixed interest] [adjustable interest] rate Mortgage Loans with an aggregate Principal Balance as of the Cut-off Date, after deducting payments of principal due on such date, of $____________,] [mortgage participations, mortgage pass-through certificates, mortgage-backed securities evidencing interests therein or secured thereby that have been previously (a) offered and distributed to the public pursuant to an effective registration statement or (b) purchased in a transaction not involving any public offering from an entity that is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the three preceding months); provided, a period of two years has elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof (the "MBS"),] [and] [certain direct obligations of the United States, agencies thereof or agencies created thereby (the "Agency Securities", and Mortgage Loans, MBS and/or Agency Securities collectively referred to herein as the "Assets")].

[MORTGAGE LOANS

     Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage" creating a first lien on a one- to four-family residential property (a "Mortgaged Property"). The Mortgaged Properties consist of [description of one- to four-family residential properties]. [Because no evaluation of any Mortgagor's financial condition has been conducted, investors should consider all of the Mortgage Loans to be non-recourse loans so that, in the event of mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the mortgagor's other assets.] All percentages of the Assets described herein are approximate percentages (except as otherwise indicated) by aggregate Principal Balance as of the Cut-off Date.]

     [The Mortgage Loans to be included in the Trust Fund will have been originated or acquired by ________________ (the "Asset Seller") and will comply with the underwriting criteria described herein. The Depositor will purchase the Mortgage Loans to be included in the Trust Fund on or before the Closing Date from the Asset Seller pursuant to a seller's agreement (the "Seller's Agreement"), to be dated as of ____________ 1, 199_ between the Asset Seller and the Depositor.

     Under the Seller's Agreement, the Asset Seller will make certain representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Seller's Agreement and certain characteristics of the Mortgage Loans, and will be obligated to repurchase or substitute for any Mortgage Loan as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. Under the Indenture, the Depositor will pledge all its right, title and interest in such representations, warranties and covenants (including ____________________'s repurchase or substitution obligation) to the Trustee for the Trust Fund. The Depositor will make [no] representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient documentation [or which are otherwise defective]. _____________, as seller of the Assets to the Depositor, is selling such Mortgage Loans without recourse and, accordingly, in such capacity, will have no obligations with respect to the certificates other than pursuant to such representations, warranties, covenants and repurchase obligations. See "Description of the Agreements -- Representations and Warranties; Repurchases" in the Prospectus.]

     [The Mortgage Loans include FHA Loans and VA Loans. The FHA Loans and VA Loans include Non-Performing Mortgage Loans, Sub-Performing Mortgage Loans and Reinstated Mortgage Loans. [Identify particular characteristics of FHA Loans, VA Loans, Non-Performing Mortgage Loans, Sub-Performing

Mortgage Loans and Reinstated Mortgage Loans] See "Description of the Trust Funds - Mortgage Loans", " -- The VA Loan Program" and " -- The FHA Loan Program" in the Prospectus.]

[THE MBS

     [Title and issuer of underlying securities, amount deposited or pledged, amount originally issued, maturity date, interest rate, [redemption provisions], together with description of other material terms.]

     [Description of principal and interest distributions on the MBS.]

     [Description of advances by the servicer of the mortgage loans underlying the MBS.]

     [Description of effect on the MBS of allocation of losses on the underlying mortgage loans.]

     As to each series of MBS included in the Trust Fund, the various classes of certificates from such series [(including classes not in the Trust Fund but from the same series as classes that are in the Trust Fund] are listed, together with the related pass-through rates and certain other information applicable thereto].

[AGENCY SECURITIES

     [Provide title and issuer of underlying Agency Securities, amount deposited or pledged, amount originally issued, maturity date, interest rate, redemption provisions, together with description of other material terms.]

     [Description of principal and interest distributions on the Agency Securities.]

     [Description of advances by the servicer of the assets underlying the Agency Securities.]

     [Description of effect on the Agency Securities of allocation of losses on the underlying Assets.]

     As to each series of Agency Securities included in the Trust Fund, the various classes of certificates from such series [(including classes not in the Trust Fund but from the same series as classes that are in the Trust Fund] are listed, together with the related pass-through rates and certain other information applicable thereto].

[CONVERTIBLE MORTGAGE LOANS

     ____% of the Mortgage Loans ("Convertible Mortgage Loans") provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate. The first month in which any of the Mortgage Loans may convert is ____________, and the last month in which any of the Mortgage Loans may convert is _____________. Upon conversion, the Mortgage Rate will be converted to a fixed interest rate determined in accordance with the formula set forth in the related Mortgage Note which formula is intended to result in a Mortgage Rate which is not less than the then current market interest rate (subject to applicable usury laws). After such conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization over the remaining term to scheduled maturity. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of any such Mortgage Loan (a "Converting Mortgage Loan"), the related Warrantying Party will be obligated to purchase the Converting Mortgage Loan at a price equal to the outstanding Principal Balance thereof plus accrued interest thereon net of any subservicing fees (the "Conversion Price"). In the event of a failure by a Warrantying Party to purchase a converting Mortgage Loan, the Master Servicer is required to use its best efforts to purchase such Mortgage

Loan following its conversion (a "Converted Mortgage Loan") during the one-month period following the date of conversion at the Conversion Price.

     In the event that the related Warrantying Party fails to purchase a Converting Mortgage Loan and the Master Servicer does not purchase a Converted Mortgage Loan, neither the Depositor nor any of its affiliates nor any other entity is obligated to purchase or arrange for the purchase of any Converted Mortgage Loan. Any such Converted Mortgage Loan will remain in the Trust Fund as a fixed-rate Mortgage Loan and will result in the Trust Fund's having both fixed rate and adjustable rate Mortgage Loans. See "Certain Yield, Prepayment and Maturity Considerations" herein.

     Following the purchase of any Converted Mortgage Loan as described above, the purchaser will be entitled to receive an assignment from the Trustee of such Mortgage Loan and the purchaser will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Bondholders with respect thereto.]

[THE INDICES

     As of any Payment Adjustment Date, the Index applicable to the determination of the related Asset Rate will be a per annum rate equal to ______________, as most recently available as of the date days prior to the Payment Adjustment Date (the "Index"). Such average yields reflect the yields for the week prior to that week in which the information is reported. In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.

     The Index is currently calculated based on information reported in ___________. Listed below are the weekly average yields on actively traded
______________ as reported in ____________ on the date that would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from week to week as well as over longer periods and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future average yields. No assurance can be given as to the average yields on such _______________ on any Payment Adjustment Date or during the life of any Asset.]

                                                      [Index]
Adjustment Date                                 1992       1993       1994       1995       1996       1997
---------------                                 ----       ----       ----       ----       ----       ----
January.................
February ...............
March...................
April...................
May.....................
June....................
July....................
August..................
September...............
October.................
November................
December................

CERTAIN CHARACTERISTICS OF THE ASSETS

     [Approximately ___% of the Assets have Due Dates that occur on the ___ day of each month; approximately ___% of the Assets have Due Dates that occur on the ___ day of each month; approximately _____% of the Assets have Due Dates that occur on the ___ day of each month; and the remainder of the Assets have Due Dates that occur on the fifteenth day of each month.]

     [As of the Cut-off Date, the Assets had the following characteristics: (i) Asset Rates ranging from _____% per annum to _______% per annum; (ii) a weighted average Asset Rate of ______% per annum; (iii) Gross Margins ranging from ____ basis points to ______ basis points; (iv) a weighted average Gross Margin of ____ basis points; (v) Principal Balances ranging from $_______ to $______; (vi) an average Principal Balance of $_________; (vii) original terms to scheduled maturity ranging from _____ months to _________ months; (viii) a weighted average original term to scheduled maturity of _____ months; (ix) remaining terms to scheduled maturity ranging from ____ months to _____ months;
(x) a weighted average remaining term to scheduled maturity of ________ months;
(xi) Cut-off Date Loan-to-Value ("LTV") Ratios ranging from ______% to ________%; (xii) a weighted average Cut-off Date LTV Ratio of _____%; (xiii) as to the _______% of the Assets to which such characteristic applies, (A) minimum lifetime Asset Rates ranging from ____% per annum to ______ % per annum and (B) a weighted average minimum lifetime Asset Rate of _______% per annum; and (xiv) as to the__________% of Assets to which such characteristic applies and for which it may be currently calculated, (A) maximum lifetime Asset Rate ranging from _______% per annum to ________% per annum and (B) a weighted average maximum lifetime Asset Rate of _________% per annum.]

     [___% of the Mortgage Loans provide for Balloon Payments on their respective maturity dates. Loans providing for Balloon Payments involve a greater degree of risk than self-amortizing loans. See "Risk Factors -- Assets with balloon payment provisions present particular risks to Bondholders" in the Prospectus.]

     [The Mortgage Loans contain (i) __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that, as of the Cut-off Date, have more than 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Non-Performing Mortgage Loan"), (ii) __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that, as of the Cut-off Date, have more than three but less than 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Sub-Performing Mortgage Loan"), and (iii) __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that have had more than three scheduled payments of principal and interest past due under the terms of the related Mortgage Note one or more times during the term of the related Mortgage Loan, but at the related Cut-off Date for the Series is current in payment (each, a "Reinstated Mortgage Loan").]

     [The Asset Rate on each Asset is subject to adjustment on each Interest Rate Adjustment Date by adding the related Gross Margin to the value of the Index (described below) as most recently announced a specified number of days prior to such Interest Rate Adjustment Date, subject, in the case of substantially all of the Assets, to minimum and maximum lifetime Asset Rates, with ranges specified below. The Asset Rates on the Assets generally are adjusted monthly; however, certain of the Assets provide for Interest Rate Adjustment Dates to occur quarterly (___% of the Assets), semi-annually (% of the Assets) or annually (____% of the Assets). Each of the Assets provided for an initial fixed interest rate period; Assets, representing ___% of the Assets, have not experienced their first Interest Rate Adjustment Dates. The latest initial Interest Rate Adjustment Date for any Asset is to occur in .]

     [Subject to the Payment Caps described below, the amount of the Payment on each Asset adjusts periodically on each Payment Adjustment Date to an amount that would fully amortize the Principal Balance of the Asset over its then remaining amortization schedule and pay interest at the Asset Rate in effect during the one month period preceding such Payment Adjustment Date. Approximately __% of the Assets provide that an adjustment of the amount of the Payment on a Payment Adjustment Date may not result in a Payment that increases by more than ___% (nor, in some cases, decreases by more than ____%) of the amount of the Payment in effect immediately prior to such Payment Adjustment Date (each such provision, a "Payment Cap").

     [No Mortgage Loan currently prohibits principal prepayments; however, certain of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Although Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, the Master Servicer may waive the payment of any Prepayment Premium only in connection with a principal prepayment that is proposed to be made during the three month period prior to the scheduled maturity of the related Mortgage Loan, or under certain other limited circumstances.]

     The following table sets forth the range of Asset Rates on the Assets as of the Cut-off Date:

                      Asset Rates as of the Cut-off Date

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
Asset Rate                    Assets                     Number                the Cut-off Date           the Cut-off Date
----------                  ---------                   --------               ----------------           ----------------





           Total                                          100.00%              $                               100.00%
                            =========                     ======               ================                ======


Weighted Average
  Asset Rate:

Note: Percentage totals may not add due to rounding.

     The following table sets forth the types of Mortgaged Properties securing the Mortgage Loans:

                                 Property Type

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                   Percent                   Principal                  Principal
                             Mortgage                      by                   Balance as of              Balance as of
Type                          Loans                      Number                the Cut-off Date           the Cut-off Date
----                        ---------                    ------                ----------------           ----------------

       Total                                             100.00%               $                              100.00%
                            =========                    ======                ================               ======



Note:   Percentage totals may not add due to rounding.

     [The following table sets forth the range of Gross Margins for the Assets:]

                               [Gross Margins]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
Asset Rate                   Assets                      Number                the Cut-off Date           the Cut-off Date
----------                  ---------                   --------               ----------------           ----------------





           Total                                         100.00%                $                              100.00%
                            =========                    ======                ================                ======



Weighted Average
 Gross Margin:

Note:  Percentage totals may not add due to rounding.

      [The following table sets forth the frequency of adjustments to the Asset Rates on the Assets as of the Cut-off Date:]

                   [Frequency of Adjustments to Asset Rates]


                                                                                                             Percent by
                                                                                   Aggregate                  Aggregate
                                                         Percent                   Principal                  Principal
                            Number of                      by                    Balance as of              Balance as of
Frequency(A)                  Assets                      Number                the Cut-off Date           the Cut-off Date
------------                ---------                   ---------               ----------------           ----------------



     Total                                              100.00%                $                                100.00%
                            =========                   ======                 =================                ======


Weighted Average
Frequency of
Adjustments to
Asset Rate:

Note:  Percentage totals may not add due to rounding.

(A) _______ or ___% of Assets have not experienced their first Interest Rate Adjustment Date.

     [The following table sets forth the frequency of adjustments to the Payments on the Assets as of the Cut-off Date:]

                    [Frequency of Adjustments to Payments]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
Frequency                   Number of                      by                   Balance as of              Balance as of
(A)                           Assets                     Number                the Cut-off Date           the Cut-off Date
----------                  ---------                   --------               ----------------           ----------------



Total                                                     100.00%              $                              100.00%
                            =========                     ======               ================               ======


Weighted Average
Frequency of
Adjustments to
Payments:

Note:  Percentage totals may not add due to rounding.

     [The following table sets forth the range of maximum lifetime Asset Rates for the Assets:]

                        [Maximum Lifetime Asset Rates]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
     Maximum                                            Percent                   Principal                  Principal
     Lifetime               Number of                      by                   Balance as of              Balance as of
    Asset Rate                Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                   --------               ----------------           ----------------




Total                                                     100.00%              $                              100.00%
                            =========                     ======               ================               ======


Weighted Average
Maximum Lifetime
Asset Rate:

Note:  Percentage totals may not add due to rounding.

(A)  Represents Assets without a lifetime rate cap.

(B) The lifetime rate caps for these Assets are based upon the Index as determined at a future point in time plus a fixed percentage. Therefore, the rate is not determinable as of the Cut-off Date.

(C) This calculation does not include the ____ Assets without a lifetime rate cap or the Assets with lifetime rate caps which are currently not determinable.

     [The following table sets forth the range of minimum lifetime Asset Rates on the Assets:]

                         [Minimum Lifetime Asset Rates]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
     Minimum                                            Percent                   Principal                  Principal
     Lifetime               Number of                      by                   Balance as of              Balance as of
    Asset Rate                Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                   --------               ----------------           ----------------





Total                                                    100.00%              $                               100.00%
                            =========                    ======               ================                ======


Weighted Average
Minimum Lifetime
Asset Rate:

Note: Percentage totals may not add due to rounding.

(A)  Represents Assets without interest rate floors.

(B)  This calculation does not include the Assets without interest rate floors.

     The following table sets forth the range of Principal Balances of the Assets as of the Cut-off Date:


                   Principal Balances as of the Cut-off Date

                                                                                                             Percent by
    Principal                                                                     Aggregate                  Aggregate
     Balance                                            Percent                   Principal                  Principal
    as of the               Number of                      by                   Balance as of              Balance as of
   Cut-off Date               Assets                     Number                the Cut-off Date           the Cut-off Date
   ------------             ---------                   -------                ----------------           ----------------


Total                                                   100.00%                $                               100.00%
                            =========                   ======                 ================                ======


Average Principal Balance
as of the
Cut-off Date:


Note: Percentage totals may not add due to rounding.

     The following tables set forth the original and remaining terms to maturity (in months) of the Assets:

                             Mortgage Loan Purpose

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining               Number of                  Percent of                 Principal                  Principal
     Term in                 Mortgage                  Assets by                Balance as of              Balance as of
      Months                  Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                  ----------              ----------------           ----------------



Total                                                    100.00%               $                               100.00%
                            ==========                   ======                ================                ======


Weighted Average
Original Term to Maturity:


Note: Percentage totals may not add due to rounding.

     The following tables set forth the purpose for which each Mortgage Loan was originated, [the type of program under which it was originated and the occupancy type].


                     Original Term to Maturity in Months

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
     Original                                           Percent                   Principal                  Principal
     Term in                Number of                      by                   Balance as of              Balance as of
     Months                   Assets                     Number                the Cut-off Date           the Cut-off Date
     -------                 --------                   --------               ----------------           ----------------


Total                                                    100.00%               $                               100.00%
                            =========                    ======                ================                ======



Weighted Average
Original Term to Maturity:

Note: Percentage totals may not add due to rounding.

                    [Mortgage Loan Documentation Program]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining               Number of                  Percent of                 Principal                  Principal
     Term in                 Mortgage                  Assets by                Balance as of              Balance as of
      Months                  Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                  ----------              ----------------           ----------------


Total                                                    100.00%               $                                 100.00%
                            =========                    ======                ================                  ======


Weighted Average
Original Term to Maturity:


Note: Percentage totals may not add due to rounding.


                          Mortgage Loan Occupancy Type

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining               Number of                  Percent of                 Principal                  Principal
     Term in                 Mortgage                  Assets by                Balance as of              Balance as of
      Months                  Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                   --------               ----------------           ----------------


Total                                                    100.00%               $                                 100.00%
                            =========                    ======                ================                  ======


Weighted Average
Original Term to Maturity:


Note: Percentage totals may not add due to rounding.

                      Remaining Term to Maturity in Months

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining                                           Percent                   Principal                  Principal
     Term in                Number of                      by                   Balance as of              Balance as of
      Months                  Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                   --------               ----------------           ----------------



Total                                                    100.00%               $                                 100.00%
                            =========                    ======                ================                  ======



Weighted Average Remaining
Term to Maturity:


Note: Percentage totals may not add due to rounding.

     The following tables set forth the respective years in which the Assets were originated and are scheduled to mature:

                              Year of Origination

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
       Year                   Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                   --------               ----------------           ----------------


Total                                                   100.00%                $                             100.00%
                            ========                    ======                 ================              ======


Note: Percentage totals may not add due to rounding.

                           Year of Scheduled Maturity

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
       Year                   Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                   --------               ----------------           ----------------


Total                                                    100.00%               $                                 100.00%
                            =========                    ======                ================                  ======



Note: Percentage totals may not add due to rounding.

     The following table sets forth the range of Original LTV Ratios of the Mortgage Loans. An "Original LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Principal Balance of a Mortgage Loan on the date of its origination, and the denominator of which is [in general] the lesser of (i) the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan and (ii) the sale price of such Mortgaged Property at the time of such origination. There can be no assurance that the value (determined through an appraisal or otherwise) of a Mortgaged Property determined after origination of the related Mortgage Loan will be equal to or greater than the value thereof (determined through an appraisal or otherwise) obtained in connection with the origination. As a result, there can be no assurance that the loan-to-value ratio for any Mortgage Loan determined at any time following origination thereof will be lower than the Original LTV Ratio, notwithstanding any positive amortization of such Mortgage Loan.

                              Original LTV Ratios

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
     Original                Mortgage                  Assets by                Balance as of              Balance as of
    LTV Ratio                 Loans                      Number                the Cut-off Date           the Cut-off Date
    ---------               ---------                  ----------              ----------------           ----------------


Total                                                    100.00%               $                               100.00%
                            =========                    ======                ================                ======


Weighted Average Original
LTV Ratio:


Note: Percentage totals may not add due to rounding.

     The Mortgage Loans are secured by Mortgaged Properties in ________ different states. The table below sets forth the states in which the Mortgaged Properties are located:

                            Geographic Distribution

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
      State                   Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                  ----------              ----------------           ----------------


Total                                                    100.00%               $                               100.00%
                            =========                    ======                ================                ======


Note: Percentage totals may not add due to rounding.
     [regional breakdown to be provided as appropriate]

     No more than ___% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code.

     [___% of the Mortgage Loans provide that upon any principal prepayment of a Mortgage Loan, whether made voluntarily or involuntarily, the related Mortgagor will be required to pay a prepayment premium or yield maintenance Penalty (a "Prepayment Premium") in the amount set forth in the following table.]

                      [Mortgage Loan Prepayment Premiums]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
    Prepayment               Mortgage                  Assets by                Balance as of              Balance as of
     Premium                  Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                  ----------              ----------------           ----------------



Total                                                     100.00%              $                                100.00%
                            =========                     ======               ================                 ======


Note: Percentage totals may not add due to rounding.

                                  [FHA Loans]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
    FHA Loans                 Loans                      Number                the Cut-off Date           the Cut-off Date
    ---------               ---------                  ----------              ----------------           ----------------



Total                                                    100.00%               $                               100.00%
                            =========                    ======                ================                ======


Note: Percentage totals may not add due to rounding.


                                   [VA Loans]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
     VA Loans                 Loans                      Number                the Cut-off Date           the Cut-off Date
     --------               ---------                  ----------              ----------------           ----------------



Total                                                    100.00%                $                               100.00%
                              =======                    ======                 ===============                 ======


Note: Percentage totals may not add due to rounding.


                        [Non-Performing Mortgage Loans]

                                                                                                             Percent by
       Non-                                                                       Aggregate                  Aggregate
    Performing              Number of                  Percent of                 Principal                  Principal
     Mortgage                Mortgage                  Assets by                Balance as of              Balance as of
      Loans                   Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ----------                 ----------              ----------------           ----------------


Total                                                    100.00%               $                               100.00%
                            =========                    ======                ================                ======


Note: Percentage totals may not add due to rounding.

                       [Sub-Performing Mortgage Loans]

                                                                                                             Percent by
       Sub-                                                                       Aggregate                  Aggregate
    Performing              Number of                  Percent of                 Principal                  Principal
     Mortgage                Mortgage                  Assets by                Balance as of              Balance as of
      Loans                   Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                  ----------              ----------------           ----------------


Total                                                     100.00%              $                               100.00%
                            =========                     ======               ================                ======


Note: Percentage totals may not add due to rounding.


                          [Reinstated Mortgage Loans]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Reinstated              Number of                  Percent of                 Principal                  Principal
     Mortgage                Mortgage                  Assets by                Balance as of              Balance as of
      Loans                   Loans                      Number                the Cut-off Date           the Cut-off Date
    ----------              ---------                  ----------              ----------------           ----------------


Total                                                     100.00%              $                               100.00%
                            =========                     ======               ================                ======


Note: Percentage totals may not add due to rounding.

UNDERWRITING STANDARDS

    All of the Mortgage Loans were originated or acquired by _______, generally in accordance with the underwriting criteria described herein.

    [Description of underwriting standards.]

[CERTAIN CHARACTERISTICS OF MBS]

     [Particular textual and table disclosure for all MBS collateral]

[CERTAIN CHARACTERISTICS OF THE AGENCY SECURITIES]

     [Particular textual and table disclosure for all Agency Securities collateral]

ADDITIONAL INFORMATION

     The description in this Prospectus Supplement of the Assets and the Mortgaged Properties is based upon the Trust Fund as expected to be constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Bonds, an Asset may be removed from the Trust Fund as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate and may be prepaid at any time. A limited number of other assets may be included in the Trust Fund prior to the issuance of the Bonds unless including such assets would materially alter the characteristics of the Trust Fund as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Trust Fund as it will be constituted at the time the Bonds are issued, although the range of Asset Rates and maturities and certain other characteristics of the Assets in the Trust Fund may vary.

     A Current Report on Form 8-K will be available to purchasers of the Bonds and will be filed, together with Exhibits, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Bonds. In the event Assets are removed from or added to the Trust Fund as set forth in the preceding paragraph, such removal or addition will be noted on a Form 8-K.

                     DESCRIPTION OF THE SERVICING AGREEMENT

SERVICING OF ASSETS

     [Union Planters National Bank, a national banking association, will act as Master Servicer (in such capacity, the "Master Servicer") for the Bonds pursuant to the Servicing Agreement. The Master Servicer, a wholly-owned banking subsidiary of Union Planters Corporation, is engaged, among other things, in the mortgage banking business and, as such, originates, purchases, sells and services mortgage loans.]

     The executive offices of the Master Servicer are located at _____________, telephone number(__)__________.

     The Master Servicer will be responsible for servicing the Assets, in accordance with the Master Servicer's policies and procedures and in accordance with the terms of the Servicing Agreement. See "Description of the Agreements -- Collection and Other Servicing Procedures" in the Prospectus.

     The Master Servicer shall establish and maintain on behalf of the Trustee an account (the "Collection Account") for the benefit of the Bondholders. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Assets (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Payment Account or on such Payment Date. Not later than the fifth Business Day prior to each Payment Date (the "Determination Date"), the Master Servicer will notify the Trustee of the amount of such deposit to be included in funds available for the related Payment Date.

     The Trustee will establish one or more accounts (the "Payment Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Bondholders on a Payment Date. The Payment Account will be an Eligible Account. Amounts on deposit therein will be invested in Eligible Investments maturing on or before the Business Day prior to the related Payment Date.

     Eligible Investments are specified in the Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Bonds.

THE MASTER SERVICER

     Delinquency and Foreclosure Experience. The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on one- to four- family residential mortgage loans included in the Master Servicer's servicing portfolio (which includes mortgage loans that are subserviced by others). The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 31 days past due on a contractual basis.

                                As of December 31, 19                As of December 31, 19                    As of , 19
                                ----------------------               ----------------------                   ----------
                                                By Dollar                           By Dollar                           By Dollar
                              By No. of         Amount of         By No. of         Amount of          By No. of        Amount of
                                Loans             Loans             Loans             Loans              Loans            Loans
                              ---------         ---------         ---------         ---------          ---------         --------
                                                                 (Dollar Amount in Thousands)


Total Portfolio                                                                     $                                    $
                            -------              $                --------           --------          --------           --------
Period of                                         -------
Delinquency

  31 to 59 days                 ( %)                                   ( %)                                 ( %)

  60 to 89 days                 ( %)                                   ( %)                                 ( %)

  90 days or more               ( %)                                   ( %)                                 ( %)
                            -------              --------         --------           --------          --------           --------

Total Delinquent                                 $                                    $
Loans                       -------               -------         --------             ------          --------          $
                                                                                                                          --------
Percent of Portfolio              %                     %                %                     %                                  %
                                                                                                       %

Foreclosures
pending (1)

Percent of Portfolio              %                     %                %                     %                                  %
                                                                                                       %

Foreclosures

Percent of Portfolio              %                     %                %                     %                                  %
                                                                                                       %


--------------------
(1)  Includes bankruptcies which preclude foreclosure.

     There can be no assurance that the delinquency and foreclosure experience of the Assets comprising the Trust Fund will correspond to the delinquency and foreclosure experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The aggregate delinquency and foreclosure experience on the Assets comprising the Trust Fund will depend on the results obtained over the life of the Trust Fund.

[HAZARD INSURANCE

     The Servicing Agreement provides that the Master Servicer maintain certain hazard insurance on the Mortgaged Properties relating to the Mortgage Loans. The Servicing Agreement also requires the Master Servicer to maintain for any Mortgaged Property relating to a Mortgage Loan acquired upon foreclosure of a Mortgage Loan, or by deed in lieu of such foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of (a) the maximum insurable value of such Mortgaged Property or (b) the outstanding balance of such Mortgage Loan plus the outstanding balance on any mortgage loan senior to such Mortgage Loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the Servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith. The Servicing Agreement provides that the Master Servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on such Mortgaged Properties. If such blanket policy contains a deductible clause, the Master Servicer will be obligated to deposit in the Collection Account the sums which would have been deposited therein but for such clause. The Master Servicer will initially satisfy these requirements by maintaining a blanket policy. As set forth above, all amounts collected by the Master Servicer (net of any reimbursements to the Master Servicer) under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property) will ultimately be deposited in the Collection Account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state laws and most of such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the Mortgaged Properties.]

[REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The Master Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into default when in accordance with applicable servicing procedures under the Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Bondholders. "Net Liquidation Proceeds" with respect to a Mortgage Loan is the amount received upon liquidation of such Mortgage Loan reduced by related expenses, up to the unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon.]

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Due Period, other than the first Due Period, the Master Servicer will receive from interest collections in respect of the Mortgage Loan a portion of such interest collections as a monthly Servicing Fee in the amount equal to ___% per annum ("Servicing Fee Rate") on the aggregate Principal Balances of the Mortgage Loans as of the first day of each such Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

     The Master Servicer will pay certain ongoing expenses associated with the Trust Fund and incurred by it in connection with its responsibilities under the Servicing Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, and any paying agent. In addition, the Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Bondholders to receive any related Net Liquidation Proceeds

                            DESCRIPTION OF THE BONDS

GENERAL

     The Bonds will be issued pursuant to the Indenture, and will consist of ____ Classes to be designated as the Class __ Bonds, the Class __ Bonds, the Class __ Bonds and the Class __ Bonds. [The Class __ Bonds (the "Subordinate Bonds") will be subordinate to the Class __ Bonds and the Class __ Bonds (the "Senior Bonds"), as described herein.] The following summaries describe certain provisions of the Bonds and the Indenture. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement. The Bonds will be issued in [book-entry][fully registered, certificated] form only. The Bonds will be issued denominations of $_______ and integral multiples of $_____ in excess thereof[, with one Bond of such class evidencing an additional amount equal to the remainder of the Security Principal Balance thereof]. The Bonds will be freely transferrable and exchangeable at the corporate trust office of the Trustee.

     The Bonds [are non-recourse obligations of the Depositor and] are secured by the Trust Fund, which consists of: (i) [the Mortgage Loans] [the MBS] [the Agency Securities] and all payments under and proceeds in respect thereof received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, "REO Property"); (iii) such funds or assets as from time to time are deposited in the Payment Account and any account established in connection with REO Property (the "REO Account"); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans. Only the Class __ Bonds, the Class __ Bonds and the Class __ Bonds (together, the "Offered Bonds") are offered hereby.

     The Class __ Bonds will have an initial [Security Principal Balance] [Notional Balance of] $__________, the Class __ Bonds will have an initial Security Principal Balance of $__________, and the Class __ Bonds will have an initial Security Principal Balance of $__________. [The initial Security Principal Balance of the Class __ Bonds will be zero]. The Security Principal Balance of any Class of Bonds outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as payments allocable to principal from the Assets. The respective Security Principal Balances of the Class __, Class __, Class __ and Class ___ Bonds (respectively, the "Class __ Balance", "Class __ Balance", "Class __ Balance" and "Class __ Balance") will in each case be (i) reduced by amounts actually paid on such Class that are allocable to principal and [(ii) increased by amounts allocated to such Class in respect of negative amortization on the Assets [Describe Notional Balance.]] [The Security Principal Balance of the Class __ Bonds (the "Class __ Balance") will at any time equal the aggregate Principal Balance of the Assets minus the sum of the Class __ Balance, Class __ Balance and Class __ Balance.] The Principal Balance of any Asset at any date of determination will equal (a) the Cut-off Date Balance of such Asset, plus [(b) any negative amortization added to the Principal Balance of such Asset on any Due Date after the Cut-off Date to and including the Due Date in the Due Period for the most recently preceding Payment Date], minus (c) the sum of (i) the principal portion of each Payment due on such Asset after the Cut-off Date, to the extent received from the Mortgagor or advanced by the Master Servicer and paid to holders of the Bonds before such date of determination, (ii) all principal prepayments and other unscheduled collections of principal received with respect to such Asset, to the extent distributed to holders of the Bonds before such date of determination, and (iii) any reduction in the outstanding Principal Balance of such Asset resulting out of a bankruptcy proceeding for the related Mortgagor.

     [None of the Class __ Bonds are offered hereby.]

[BOOK-ENTRY REGISTRATION

     If so provided in the related Prospectus Supplement, one or more Classes of the Bonds will be issued as Book- Entry securities (the "Book-Entry Securities"), and each such Class will be represented by one or more single Bonds registered in the name of a nominee for DTC.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Securities may do so only through Participants and Indirect Participants. In addition, such investors ("Security Owners") will receive all distributions on the Book-Entry Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Security Owners. The only "Securityholder" (as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Security Owners will not be recognized by the Trustee as Bondholders under the Agreement. Security Owners will be permitted to exercise the rights of Bondholders under the Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of and interest on the Book-Entry Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Security Owner to pledge its interest in the Book-Entry Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Securities, may be limited due to the lack of a physical certificate evidencing such interest.

     DTC has advised the Depositor that it will take any action permitted to be taken by the holders of the Book-Entry Securities under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Securities are credited.

     Bonds initially issued in book-entry form will be issued in fully registered, certificated form to Security Owners or their nominees ("Definitive Securities"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Bonds and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Securities for the Security Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Securities, together with instructions for re-registration, the Trustee will issue (or cause to be issued) to the Security Owners identified in such instructions the Definitive Securities to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Securities as Bondholders under the Agreement.

     None of the Depositor, the Master Servicer, any Sub-Servicer, the Trustee, or any of their affiliates will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.]

PAYMENTS OF PRINCIPAL AND INTEREST

    PAYMENT DATES

     The Payment Dates for the Bonds will be the __th day of each month (or, if such day is not a Business Day, then the next succeeding Business Day), commencing _______________________.

    AVAILABLE DISTRIBUTION AMOUNT

     Payments of interest on and principal of the Bonds on each Payment Date will be made by the Trustee from the "Available Distribution Amount," which will generally equal (A) the sum of the following:

                    (i) all payments of interest and principal with respect to the Assets and any REO Property (including Liquidation Proceeds and Insurance Proceeds) collected during the related Due Period and deposited in the Collection Account;

                    (ii)  any Advance by the Master Servicer; and

                    (iii) any Payments due during, but collected prior to, the related Due Period;

less (B) the sum of the following:

                    (i) all amounts due the Master Servicer as the Servicing Fee [(out of which will be paid the fees and expenses of the Trustee)], including late charges, assumption fees, prepayment premiums and similar charges and fees;

                    (ii) any Payments collected but due on a date subsequent to the related Due Period;

                    (iii) all amounts required to reimburse the Master Servicer for any Advances on an Asset upon the Liquidation or modification of such Asset; and

                    (iv) all amounts required to reimburse the Master Servicer for any Non-recoverable Advances.

     On each Payment Date, the Available Distribution Amount will be paid by or on behalf of the Trustee in the order of priority described under "- Priority of Payments" below. All payments or allocations with respect to a Class of Bonds will be made pro rata within such Class on the basis of the outstanding Security Principal Balance of such Class.

    INTEREST PAYMENTS

     Interest will accrue on the unpaid Security Principal Balance of the Bonds at the per annum rate (the "Interest Rate") equal to __% per annum [from the Closing Date to the first Payment Date and thereafter interest will accrue on the Bonds from and including the preceding Payment Date to but excluding such current Payment Date (each, an "Interest Accrual Period") at [a floating rate equal to [Index] plus __%, subject to a cap of __% per annum] [__%]]. [Interest will be computed on the basis of a 360 day year consisting of 12 months of 30 days each.] [Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.] A failure to pay interest on any Bonds on any Payment Date that continues for five days constitutes an Event of Default under the Indenture.

    PRINCIPAL PAYMENTS

     "Principal Distribution Amount" means, with respect to a Payment Date for a Series of Bonds, the amount, if any, by which (i) the aggregate value of the Assets as of the most recent Payment Date (or, in regard to the first Payment Date, the Closing Date) exceeds (ii) the aggregate value of the Assets as of the current Payment Date, less the amount of any losses incurred in the related Due Period. The value of each Asset (or REO Property to the extent of a foreclosure of a Mortgage Loan) will be equal to its Principal Balance.

     On each Payment Date the Principal Distribution Amount will be applied, to the extent of the Available Distribution Amount, to pay principal first on the Class __ Bonds until they are paid in full, second to pay principal on the Class __ Bonds until they are paid in full, and finally to pay principal on the Class __ Bonds until they are paid in full.

     Principal payments on the Bonds will be made on each Payment Date as described below until the Bonds are paid in full. Principal payments allocated to a Class of Bonds will be paid to the holders of the Bonds of such Class pro rata in the proportion that the outstanding Security Principal Balance of each Bond of such Class bears to the aggregate outstanding Security Principal Balance of all Bonds of such Class.

PRIORITY OF PAYMENTS

     On each Payment Date, unless the Bonds have been declared due and payable following an Event of Default or there is an optional redemption of all of the Bonds, the Available Distribution Amount will be applied for the following purposes and in the following order of priority, in each case to the extent of the remaining funds:

               (i) to pay to the holders of the Class __ Bonds all unpaid interest accrued in respect of the Class __ Bonds for such Payment Date, and, to the extent not previously distributed, for all preceding Payment Dates;

               (ii) to pay to the holders of the Class __ Bonds, the Principal Distribution Amount in reduction of the Security Principal Balance of the Class __ Bonds, until reduced to zero;

               (iii) to pay to the holders of the Class __ Bonds all unpaid interest accrued in respect of the Class __ Bonds for such Payment Date, and, to the extent not previously distributed, for all preceding Payment Dates;

               (iv) to pay to the holders of the Class __ Bonds (after the Class __ Bonds have been paid in full), the Principal Distribution Amount in reduction of the Security Principal Balance of the Class __ Bonds, until reduced to zero;

               (v) to pay to the holders of the Class __ Bonds all unpaid interest accrued in respect of the Class __ Bonds for such Payment Date, and, to the extent not previously distributed, for all preceding Payment Dates;

               (vi) to pay to the holders of the Class __ Bonds (after the Class __ Bonds have been paid in full), the Principal Distribution Amount in reduction of the Security Principal Balance of the Class __ Bonds, until reduced to zero;

               (vii) to pay to the Depositor or its designee, any portion of the Available Distribution Amount remaining.

     In the event the Bonds have been declared due and payable following an Event of Default, the Available Distribution Amount will be applied to pay accrued and unpaid interest on and the outstanding Security Principal Balance of the Class __ Bonds, the Class __ Bonds, the Class __ Bonds, and the Depositor, in that order.

     As to any Payment Date, the "Due Period" is the calendar month preceding the month of such Payment Date.

     "Liquidation Loss Amount" means with respect to any Liquidated Asset, the unrecovered Principal Balance thereof at the end of the Due Period in which such Asset became a Liquidated Asset after giving effect to the Net Liquidation Proceeds in connection therewith.

LOSSES; SUBORDINATION

     For any Payment Date, the amount of the Available Distribution Amount will be dependent in part upon whether any losses have been incurred by the Trust Fund during the most recent Due Period. Losses will be caused by (i) any realized losses on a defaulted Mortgage Loan, and (ii) any reduction by a bankruptcy court of either the unpaid Principal Balance or Asset Rate of a Mortgage Loan subject to a bankruptcy proceeding.

     The Class __ Bonds are senior to the Class __ Bonds, which are senior to the Class __ Bonds. The subordination of the Class __ and Class __ Bonds to the Class __ Bonds is designed to enhance the likelihood of timely receipt by the Class __ Bondholders of the full amount of interest and principal due to them and to decrease the likelihood that the Class __ Bondholders will experience any loss of principal or interest caused by losses. The right of the Class __ Bondholders to receive distributions of interest and principal is expressly subordinate to the rights of the Class __ Bondholders to receive distributions of interest and principal. This subordination is designed to enhance the likelihood of timely receipt by the Class __ Bondholders of the full amount of interest and principal due to them and to decrease the likelihood that the Class __ Bondholders will experience any loss of principal or interest caused by losses. The credit enhancement afforded to the Class __ Bondholders by the subordination of the Class __ and Class __ Bonds will be accomplished by (i) the priority of the different Classes to receive the Available Distribution Amount on any Payment Date prior to any distributions to Holders of a less senior Class or the Depositor and (ii) the priority afforded the different Classes on liquidations of the Trust Fund following an Event of Default.

[ADVANCES

     On or prior to the Business Day immediately preceding each Payment Date, the Master Servicer will either (1) deposit from its own funds the related Advance into the Payment Account; (2) cause appropriate entries to be made in the records of the Payment Account that such funds have been used to make the Advance; (3) if the Payment Account is maintained by the Trustee, instruct the Trustee to use investment earnings on the Payment Account to defray the Master Servicer's Advance obligation; or (4) make (or cause to be made) the aggregate Advance through any combination of the methods described in clauses (1), (2) and (3) above. Any funds held for future payment and used in accordance with clause (2) above must be restored by the Master Servicer from its own funds or from early payments collected on the Assets. The aggregate Advance for a Payment Date is the sum of delinquent scheduled Payments due in the related Due Period, exclusive of all Nonrecoverable Advances.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to Bondholders rather than to guarantee or insure against losses.

     [The Master Servicer will also be obligated to make Advances to the extent the Master Servicer deems such Advances recoverable out of Liquidation Proceeds or from collections on the related Asset, in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by a Mortgagor on a timely basis.

     The Master Servicer will reimburse itself for Advances out of collections of the late payments in respect of which such Advances were made. In addition, upon the determination that a Nonrecoverable Advance has been made in respect of an Asset or upon an Asset becoming a Liquidated Asset, the Master Servicer will reimburse itself out of funds in the Payment Account for unreimbursed amounts advanced by it in respect of such Asset.]

OPTIONAL TERMINATION

     The Depositor may, at its option, redeem any Class of Bonds in whole but not in part, on any Payment Date (i) on or after ____________________, or (ii) on which, after taking into account payments of principal to be made on such Payment Date, the aggregate outstanding Security Principal Balance of the Bonds is less than [35]% of the initial aggregate Security Principal Balance of the Bonds. Any redemption will be at a price equal to 100% of the aggregate outstanding Security Principal Balance of the Class of Bonds so redeemed, plus accrued and unpaid interest through the day preceding the final Payment Date and such price will be payable solely in cash. At the option of the Depositor, an optional redemption of a Class of Bonds can be effected without retiring such Class of Bonds so that the Depositor has the ability to own or resell such Bonds. Upon redemption and retirement of the Bonds, the Assets securing those Bonds may be released from the lien of the Indenture. See "Description of the Offered Securities -- Termination" in the Prospectus.

     Any redemption of a Class of Bonds would have an adverse effect on the yield of such Class, because such redemption would have the same effect as a prepayment in full of the Assets. As a result of any such redemption, investors in such Bonds might not fully recoup their initial investment.

CREDIT SUPPORT

     [Disclose particular Credit Support, if any]

LIQUIDITY FACILITIES

     [Disclose particular Liquidity Facilities, if any]

             CERTAIN YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

     The yield to maturity on the Bonds will be affected by the rate of principal payments on the Assets including, for this purpose, prepayments, which may include amounts received by virtue of repurchase, condemnation, insurance or foreclosure. The yield to maturity on the Bonds will also be affected by the level of the Index. The rate of principal payments on the Bonds will correspond to the rate of principal payments (including prepayments) on the related Assets.

     [Description of factors affecting yield, prepayment and maturity of the Assets and Bonds depending upon characteristics of the Assets.]

WEIGHTED AVERAGE LIFE OF THE BONDS

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Class [ ] Bonds will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Assets are made. Principal payments on the Assets may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments and liquidations due to a default or other dispositions of the Assets).

     The table of Percent of Initial Bond Balance Outstanding for the Bonds at the respective percentages of [CPR] [SPA] set forth below indicates the weighted average life of such Bonds and sets forth the percentage of the initial principal amount of such Bonds that would be outstanding after each of the dates shown at the indicated percentages of [CPR][SPA]. The table has been prepared on the basis of the following assumptions regarding the characteristics of the Assets: (i) an outstanding Principal Balance of $_________, a remaining amortization term of ___ months and a term to balloon of ___ months: (ii) an interest rate equal to ____% per annum until the Due Date and thereafter an interest rate equal to % per annum (at an assumed Index of ____%) and Payments that would fully amortize the remaining balance of the Asset over its remaining amortization term; (iii) the Assets prepay at the indicated percentage of [CPR][SPA]; (iv) the maturity date of each of the Balloon Mortgage Loans is not extended; (v) distributions on the Class [ ] Bonds are received in cash, on the 25th day of each month, commencing in_____________; (vi) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Mortgagors of principal and interest on the Assets occur; (vii) the initial Bond Balance of the Class [ ] Bonds is $________; (viii) prepayments represent payment in full of individual Assets and are received on the respective Due Dates and include 30 days' interest thereon; (ix) there are no repurchases of Assets due to breaches of any representation and warranty or otherwise; (x) the Class [ ] Bonds are purchased on ________; (xi) the Servicing Fee is ____% per annum; and (xii) the Index on each Interest Rate Adjustment Date is ________% per annum.

     Based on the foregoing assumptions, the table indicates the weighted average life of the Class [ ] Bonds and sets forth the percentages of the initial Bond Balance of the Class [ ] Bonds that would be outstanding after the Payment Date in ___________ of each of the years indicated, at various percentages of [CPR][SPA]. Neither [CPR][SPA] nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage assets, including the Asset included in the Trust Fund. Variations in the actual prepayment experience and the balance of the Assets that prepay may increase or decrease the percentage of initial Bond Balance (and weighted average life) shown in the following table. Such variations may occur even if the average prepayment experience of all such Assets is the same as any of the specified assumptions.

                  Percent of Initial Bond Balance Outstanding
                   at the Following Percentages of [CPR][SPA]

Payment Date
Initial Percent........................          ___%             __%             __%            __%             __%             __%
____________ __, 19__..................
____________ __, 19__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................
____________ __, 20__..................


Weighted Average Life
 (Years) (+). . . . . . . . . . . .

+ The weighted average life of the Bonds is determined by (i) multiplying the amount of each distribution of principal by the number of years from the date of issuance to the related Payment Date, (ii) adding the results and (iii) dividing the sum by the total principal distributions on such Class of Bonds.

[Yield Consideration]

     [Will describe assumption for various scenarios showing sensitivity of certain classes to prepayment and default risks and set forth resulting yield.]

                      [THE CREDIT SUPPORT ISSUER, IF ANY]

     [Description of Credit Support Issuer]

                    [THE LIQUIDITY FACILITY ISSUER, IF ANY]

     [Description of Liquidity Facility Issuer]

                                 THE DEPOSITOR

     Union Planters Mortgage Finance Corp. (the "Depositor") was incorporated in the State of Delaware on September 5, 1997. As of the date hereof, the Depositor is a direct, wholly-owned limited purpose finance subsidiary of Union Planters National Bank, a national banking association. Neither Union Planters National Bank nor the Depositor, nor any affiliate of the foregoing, has guaranteed or is otherwise obligated with respect to the Bonds. The principal executive offices of the Depositor are located at 7130 Goodlett Farms Parkway, Cordova, Tennessee 38018 (Telephone: (901) 580-6000). See "The Depositor" in the Prospectus.

                                 THE INDENTURE

     The following summary describes certain terms of the Indenture. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Indenture. Whenever particular sections or defined terms of the Indenture are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Bonds" herein for a summary of certain additional terms of the Indenture.

REPORTS TO BONDHOLDERS

     The Trustee will mail to each Bondholder, at such Bondholder's request, at its address listed on the Bond Register maintained with the Trustee a report setting forth certain amounts relating to the Bonds.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     With respect to the Bonds, "Events of Default" under the Indenture will consist of: (i) a default for five days or more in the payment of any interest on any Bond; (ii) a default in the payment of the principal of or any installment of the principal of any Bond when the same becomes due and payable;
(iii) a default in the observance or performance of any covenant or agreement of the Depositor made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Depositor by the Trustee or to the Depositor and the Trustee by the holders of at least 25% in principal amount of the Bonds then outstanding; (iv) any representation or warranty made by the Depositor in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Depositor by the Trustee or to the Depositor and the Trustee by the holders of at least 25% in principal amount of Bonds then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor. [The amount of principal required to be paid to Bondholders under the Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, the failure to pay principal on the Bonds generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for such Bonds.] If there is an Event of Default with respect to a Bond due to late payment or nonpayment of interest due on a Bond, additional interest will accrue on such unpaid interest at the interest rate on the Bond (to the extent lawful) until such interest is paid. Such additional interest on unpaid interest shall be due at the time such interest is paid. If there is an Event of Default due to late payment or nonpayment of principal on a Bond, interest will continue to accrue on such principal at the interest rate on the Bond until such principal is paid. If an Event of Default should occur and be continuing with respect to the Bonds, the Trustee or holders of a majority in principal amount of Bonds then outstanding may declare the principal of such Bonds to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of the Bonds then outstanding. If the Bonds are due and payable following an Event of Default with respect thereto, the Trustee may institute proceedings to collect amounts due or foreclose on the Depositor's property or exercise remedies as a secured party. If an Event of Default occurs and is continuing with respect to the Bonds, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the Bonds, if the Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount of the outstanding Bonds will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Trustee, and the holders of a majority in principal amount of the Bonds then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Bonds. No holder of a Bond will have the right to institute any proceeding with respect to the Indenture, unless (i) such holder previously has given the Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Bonds have made written request to the Trustee to institute such proceeding in its own name as Trustee, (iii) such holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during the 60-day period by the holders of a majority in principal amount of the Bonds. In addition, the Trustee and the Bondholders, by accepting the Bonds, will covenant that they will not at any time institute against the Depositor any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law. With respect to the Depositor, neither the Trustee, in its individual capacity, nor any of its owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Bonds or for the agreements of the Depositor contained in the Indenture.

CERTAIN COVENANTS

     The Indenture will provide that the Depositor may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Depositor's obligation to make due and punctual payments upon the Bonds and the performance or observance of any agreement and covenant of the Depositor under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Depositor has been advised that the ratings of the Bonds then in effect would not be reduced or withdrawn by any Rating Agency as a result of such merger or consolidation and
(v) the Depositor has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Depositor or to any Bondholder. The Depositor will not, among other things, (i) except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Depositor, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Bonds (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of Bonds because of the payment of taxes levied or assessed upon the Depositor, (iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Bonds under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge excise, claim, security interest, mortgage or other encumbrance to be created on or extent to or otherwise arise upon or burden the assets of the Depositor or any part thereof, or any interest therein or the proceeds thereof. The Depositor will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Bonds and the Indenture.

TRUSTEE'S ANNUAL REPORT

     The Trustee will be required to mail each year to all Bondholders a report relating to any change in its eligibility and qualification to continue as Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of any indebtedness owing by the Trust Fund to the Trustee in its individual capacity, any change in the property and funds physically held by the Trustee as such and any action taken by it that materially affects the Bonds and that has not been previously reported, but if no such changes have occurred, then no report shall be required.

SATISFACTION AND DISCHARGE OF INDENTURE

     The Indenture will be discharged with respect to the collateral securing the Bonds upon the delivery to the Trustee for cancellation of all the Bonds or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all the Bonds.

MODIFICATION OF INDENTURE

     With the consent of the holders of a majority of the outstanding Bonds, the Depositor and the Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Bondholders. Without the consent of the holder of each outstanding Bonds affected thereby, however, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any Bond or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Bond or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Bonds, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Bonds held by the Depositor or an affiliate thereof;
(v) decrease the percentage of the aggregate principal amount of Bonds required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Bonds necessary to amend the Indenture or certain other related agreements; or (vi) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Bonds or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Bond of the security afforded by the lien of the Indenture. The Depositor and the Trustee may also enter into supplemental indentures, without obtaining the consent of the Bondholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Bondholders; provided that such action will not materially and adversely affect the interest of any Bondholder.

VOTING RIGHTS

     At all times, the voting rights of Bondholders under the Indenture will be allocated among the Bonds pro rata in accordance with their outstanding Security Principal Balances.

CERTAIN MATTERS REGARDING THE TRUSTEE AND THE DEPOSITOR

     Neither the Depositor, the Trustee nor any director, officer or employee of the Depositor or the Trustee will be under any liability to the Trust Fund or the related Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment; provided, however, that none of the Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. Any such indemnification by the Trust Fund will reduce the amount payable to the Bondholders. All persons into which the Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Trustee under the Indenture.

REPORTS TO HOLDERS

     Concurrently with each payment to the Bondholders of the Bonds, the Master Servicer will forward to the Trustee for mailing to such Bondholder a statement setting forth other items:

               (i) the amount of interest included in such payment and the related Interest Rate;

               (ii) the amount, if any, of overdue accrued interest included in such payment (and the amount of interest thereon);

               (iii) the amount, if any, of the remaining overdue accrued interest after giving effect to such payment;

               (iv) the amount, if any, of principal included in such payment;

               (v) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such payment;

               (vi) the amount, if any, of the aggregate unreimbursed Liquidation Loss Amounts after giving effect to such distribution;

               (vii)   the Servicing Fee for such Payment Date;

               (viii)  the Pool Balance as of the end of the preceding
      Due Period;

               (ix) the number and aggregate Principal Balances of the Assets as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;
      and

                (x) the book value of any real estate which is acquired by the Trust Fund through foreclosure or grant of deed in lieu of foreclosure.

     In the case of information furnished pursuant to clauses (iii), (iv) and
(v) above, the amounts shall be expressed as a dollar amount per Bond with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Master Servicer will be required to forward to the Trustee a statement containing the information set forth in clauses (iii) and (viii) above aggregated for such calendar year.

                             [THE TRUST AGREEMENT]

[Disclosure of Trust Agreement if Owner Trust Structure]

                                  THE TRUSTEE

     _______________ is the Trustee under the Indenture. The mailing address of the Trustee is _________________, Attention: Corporate Trust Department.

                              [THE OWNER TRUSTEE]

[Disclosure of Owner Trustee if Owner Trust Structure]

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Bonds will be used to purchase the Assets simultaneously and to pay other expenses connected with acquiring the Assets and issuing the Bonds.

                                 UNDERWRITING

     The Depositor has entered into an underwriting agreement dated ________ __, 19__ (the "Underwriting Agreement") with _________________ (the "Underwriter"). Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase the Bonds set forth below opposite its name.


                           Class __             Class __             Class __

 [Underwriter]              $__________          $__________         $________
----------------







     The Underwriting Agreement provides that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will be obligated to purchase all of the Bonds if any of the Bonds are purchased.

     The Depositor has been advised that the Underwriter proposes to offer the Bonds to the public initially at the respective public offering prices set forth on the cover page of this Prospectus Supplement, and to certain dealers at such prices less a concession not in excess of the amount set forth below for each Class. The Underwriter and such dealers may allow a discount not in excess of the amount set forth below for each Class to certain other dealers. After the initial public offering of the Bonds, the public offering prices and concessions and discounts to dealers may be changed by the Underwriter.


                                                Concession                          Discount
                                               (Percent of                         (Percent of
                                            Principal Amount)                   Principal Amount)
Class __                                         _____%                               _____%

Class __                                         _____%                               _____%

Class __                                         _____%                               _____%


     The Underwriter and any dealers that participate with the Underwriter in the distribution of the Bonds may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Bonds purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

     The Depositor has agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Act, to the extent and under the circumstances set forth in the Underwriting Agreement.

     [Until the distribution of the Bonds is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Bonds. As an exception to these rules, the Underwriter are permitted to engage in certain transactions that stabilize the price of the Bonds. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Bonds.

     In general, purchases of a security for the purpose of stabilization could cause the price of the security to be higher than it might be in the absence of such purchases.

     Neither the Depositor or any of its affiliates nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Bonds. In addition, neither the Depositor nor any of its affiliates nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.]

                              ERISA CONSIDERATIONS

     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested (collectively, "Plans"), that are subject to ERISA, or corresponding provisions of the Code should carefully review with their legal advisors whether the purchase or holding of any Bonds could result in unfavorable consequences for the Plan or its fiduciaries under the Plan Asset Regulations (as defined in the Prospectus) or the prohibited transaction rules of ERISA or the Code. Prospective investors should be aware that, although certain exceptions from the application of the Plan Asset Regulations and the prohibited transaction rules exist, there can be no assurance that any such exception will apply with respect to the acquisition of a Bond. See "ERISA Considerations" in the Prospectus.

     The Depositor believes that the Bonds should be treated as debt obligations without substantial equity features for purposes of the Plan Asset Regulations of ERISA. Accordingly, a Plan that acquires a Bond should not be treated as having acquired a direct interest in the Assets. There can be no complete assurance, however, that all Classes of the Bonds will be treated as debt for ERISA purposes. If a Class of Bonds is treated as equity for purposes of ERISA, the purchaser could be treated as having acquired a direct interest in the Assets securing the Bonds. In that event, the purchase, holding, or resale of a Bond could result in a transaction that is prohibited under ERISA or the Code. Furthermore, regardless of whether the Bonds are treated as equity for purposes of ERISA, the acquisition or holding of the Bonds by or on behalf of a Plan still could be considered to give rise to a prohibited transaction if the Depositor, the Trustee, the Underwriter, the Master Servicer, the Servicers or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. Nevertheless, one or more exemptions may be available with respect to certain prohibited transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the Bonds, depending in part upon the type of Plan fiduciary making the decision to acquire Bonds and the circumstances under which such decision is made. Those exemptions include, but are not limited to:
(i) Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; (ii) PTCE 91-38, regarding investments by bank collective investment funds; (iii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; or (iv) PTCE 84-14, regarding transactions negotiated by professional asset managers. Before purchasing Bonds, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e) (and not exempt under Section 4975(g)) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of a Bond should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

     The Class __ and Class __ Bonds will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As such, the Class __ and Class __ Bonds will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. See "Legal Investment" in the Prospectus. [THE SUBORDINATE BONDS WILL NOT CONSTITUTE

"MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH SECURITIES WILL NOT BE RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.]

     [The appropriate characterization of the Subordinate Bonds under various legal investment restrictions, and thus the ability of investors subject to such restrictions to purchase such Bonds, is subject to significant interpretative uncertainties.]

     Any financial institution that is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission, or any other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Bonds. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Counsel Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective federal regulators), which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in certain "high-risk" mortgage securities.

     The Depositor makes no representations as to the proper characterization of any Class of the Bonds for legal investment or other purposes, or as to the legality of investment by particular investors in any Class of the Bonds under applicable legal investment restrictions. The uncertainties may adversely affect the liquidity of any Class of Bonds. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Bonds constitute legal investments under SMMEA or are subject to investment, capital or other restrictions. See "Legal Investment" in the Prospectus.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor by Hunton & Williams, Richmond, Virginia, and for the Underwriter by ____________, New York, New York. The material federal income tax consequences of the Bonds will be passed upon for the Depositor by Hunton & Williams.

                                     RATING

     It is a condition to their issuance that each Class of Bonds obtain the ratings specified on the cover page hereof from the Rating Agencies specified on the cover page hereof.

[INSERT LANGUAGE DESCRIBING EACH APPLICABLE RATING CATEGORY]

     The ratings on asset-backed pass-through certificates address the likelihood of the receipt by certificateholders of all payments on the underlying assets to which they are entitled. Rating opinions address the structural, legal and issuer-related aspects associated with the securities, including the nature of the underlying assets. Ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by borrowers with respect to the underlying assets or of the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, the ratings do not address the possibility that holders of the Bonds might suffer a lower than anticipated yield in the event of rapid prepayments of the Assets or in the event that the Trust Fund is terminated prior to the latest final scheduled Payment Date for the Bonds. In addition, the ratings of the Bonds do not address the possibility that, in the event of the bankruptcy of the Depositor, the issuance and sale of the Bonds might be recharacterized as a financing and that, as a result of such recharacterization, payments on the Bonds may be delayed or altered.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

     The Depositor will request _______________ and ________________ to rate the Bonds. There can be no assurance as to whether any rating agency not requested to rate the Bonds will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Bonds by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by a Rating Agency pursuant to the Depositor's request.